NUVEEN INVESTMENT TRUST III

NUVEEN HIGH YIELD BOND FUND

NUVEEN MULTI-STRATEGY INCOME FUND

NUVEEN SHORT DURATION BOND FUND

SUPPLEMENT TO PROSPECTUS DATED JANUARY 28, 2008,

as supplemented March 31, 2008 and August 1, 2008

DATED AUGUST 21, 2008

For the Nuveen High Yield Bond Fund, the following sentence on page 8 under “Fund Overview—How the Fund Pursues Its Objective” is hereby deleted:

The fund may invest up to 10% of its net assets in securities that are rated no higher than “CCC” by each independent rating agency that has provided a rating for the security or in non-rated securities the fund’s investment adviser believes are of comparable quality.

For the Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Income Fund, and the Nuveen High Yield Bond Fund, the tables on pages 4, 7 and 10, respectively, showing Total Annual Fund Operating Expenses reflect a contractual commitment by the fund’s investment adviser to reimburse all expenses, excluding management fee, 12b-1 fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses through January 31, 2009. The investment adviser has agreed to extend the term of this reimbursement commitment through January 31, 2010.

PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS

FOR FUTURE REFERENCE

MGN-HMS-0808D